ORCHID ISLAND CAPITAL ANNOUNCES

NOVEMBER 2023 MONTHLY DIVIDEND AND

OCTOBER 31, 2023 RMBS PORTFOLIO CHARACTERISTICS

●	November 2023 Monthly Dividend of $0.12 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of October 31, 2023
●	Next Dividend Announcement Expected December 12, 2023
●	Estimated Book Value Per Share Approximately $8.47 to $8.52 as of November 14, 2023

Vero Beach, Fla., November 15, 2023 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of November 2023. The dividend of $0.12 per share will be paid December 27, 2023 to holders of record of the Company’s common stock on November 30, 2023, with an ex-dividend date of November 29, 2023. The Company plans on announcing its next common stock dividend on December 12, 2023.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of November 15, 2023, October 31, 2023 and September 30, 2023, the Company had 52,332,306 shares of common stock outstanding.

Estimated November 14, 2023 Book Value Per Share

The Company estimates book value per share as of November 14, 2023 to be approximately $8.47 to $8.52, a decrease of approximately 4.5% to 5.0% from the book value per share at September 30, 2023 of $8.92. The estimated book value per share includes a deduction for today’s dividend declaration that will be paid on December 27, 2023.  The estimated book value per share is unaudited and has not been verified or reviewed by any third party. The Company undertakes no obligation to update or revise its estimated book value per share.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of October 31, 2023 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Aug-23 -
									Oct-23	Oct-23
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Nov)	in Nov)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
30yr 3.0	1,415,895	1,148,699	32.15%	81.13	3.00%	3.46%	31	324	5.7%	6.5%	38,060	(37,953)
30yr 3.5	197,861	168,727	4.72%	85.28	3.50%	4.04%	44	306	9.5%	6.9%	5,034	(5,056)
30yr 4.0	567,077	492,558	13.78%	86.86	4.00%	4.78%	21	336	4.9%	5.1%	14,431	(14,932)
30yr 4.5	345,923	310,295	8.68%	89.70	4.50%	5.45%	16	342	8.8%	7.7%	7,822	(8,315)
30yr 5.0	556,644	513,851	14.38%	92.31	5.00%	5.93%	14	344	2.9%	6.2%	12,553	(13,508)
30yr 5.5	274,993	261,496	7.32%	95.09	5.50%	6.43%	7	352	8.0%	4.2%	5,853	(6,378)
30yr 6.0	327,681	319,533	8.94%	97.51	6.00%	7.00%	7	349	9.2%	9.1%	5,877	(6,547)
30yr 6.5	341,319	339,856	9.51%	99.57	6.50%	7.39%	3	355	12.1%	10.3%	5,149	(5,988)
Total Pass Through RMBS	4,027,393	3,555,015	99.48%	88.27	4.28%	5.01%	21	336	6.6%	6.5%	94,779	(98,677)
Structured RMBS
IO 20yr 4.0	9,077	956	0.03%	10.54	4.00%	4.57%	142	91	8.0%	7.9%	4	(3)
IO 30yr 3.0	2,983	356	0.01%	11.95	3.00%	3.64%	105	244	0.7%	0.7%	1	(1)
IO 30yr 4.0	82,894	15,800	0.44%	19.06	4.00%	4.60%	111	241	5.7%	5.6%	(119)	71
IO 30yr 4.5	3,550	672	0.02%	18.94	4.50%	4.99%	160	186	8.2%	8.4%	-	(1)
IO 30yr 5.0	1,939	395	0.01%	20.35	5.00%	5.36%	160	188	17.0%	12.7%	(1)	-
IO Total	100,443	18,179	0.51%	18.10	4.01%	4.60%	116	224	6.1%	5.9%	(116)	65
IIO 30yr 4.0	27,986	240	0.01%	0.86	0.00%	4.40%	73	276	7.3%	6.3%	79	(64)
Total Structured RMBS	128,429	18,419	0.52%	14.34	3.13%	4.55%	107	236	6.3%	6.0%	(37)	1

Total Mortgage Assets	$4,155,822	$3,573,434	100.00%		4.25%	5.00%	23	333	6.6%	6.5%	$94,742	$(98,676)

	Average	Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
5-Year Treasury Future(2)	$(471,500)	Dec-23	$(9,373)	$9,227
10-Year Treasury Future(3)	(395,000)	Dec-23	(12,310)	11,887
Swaps	(2,326,500)	Nov-29	(56,384)	54,345
TBA	(620,700)	Nov-23	(17,083)	17,376
Swaptions	(800,000)	Nov-24	(1,135)	1,940
Hedge Total	$(4,613,700)		$(96,285)	$94,775
Rate Shock Grand Total			$(1,543)	$(3,901)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $104.48 at October 31, 2023. The market value of the short position was $492.6 million.
(3)	Ten-year Treasury futures contracts were valued at prices of $106.17 at October 31, 2023. The market value of the short position was $419.4 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of October 31, 2023
Fannie Mae	$2,468,333	69.1%
Freddie Mac	1,105,101	30.9%
Total Mortgage Assets	$3,573,434	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of October 31, 2023
Non-Whole Pool Assets	$135,892	3.8%
Whole Pool Assets	3,437,542	96.2%
Total Mortgage Assets	$3,573,434	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of October 31, 2023	Borrowings	Debt	Rate	in Days	Maturity
ASL Capital Markets Inc.	$303,835	8.6%	5.50%	19	11/29/2023
Cantor Fitzgerald & Co	299,252	8.5%	5.49%	14	11/15/2023
RBC Capital Markets, LLC	292,850	8.3%	5.52%	15	11/17/2023
Citigroup Global Markets Inc	276,905	7.9%	5.48%	24	11/24/2023
Mitsubishi UFJ Securities (USA), Inc	271,394	7.7%	5.52%	32	12/11/2023
J.P. Morgan Securities LLC	250,614	7.1%	5.50%	16	11/16/2023
Wells Fargo Bank, N.A.	216,080	6.1%	5.49%	16	11/27/2023
Merrill Lynch, Pierce, Fenner & Smith	196,299	5.6%	5.53%	15	11/24/2023
Mirae Asset Securities (USA) Inc.	190,585	5.4%	5.50%	24	12/22/2023
Daiwa Securities America Inc.	168,461	4.8%	5.49%	17	11/17/2023
StoneX Financial Inc.	167,366	4.8%	5.54%	32	12/14/2023
Goldman, Sachs & Co	154,345	4.4%	5.51%	17	11/27/2023
ING Financial Markets LLC	150,208	4.3%	5.48%	2	11/2/2023
Banco Santander SA	148,647	4.2%	5.50%	20	11/24/2023
ABN AMRO Bank N.V.	135,649	3.9%	5.52%	14	11/14/2023
Marex Capital Markets Inc.	107,196	3.0%	5.48%	7	11/13/2023
Bank of Montreal	90,664	2.6%	5.50%	13	11/13/2023
South Street Securities, LLC	77,600	2.2%	5.51%	29	11/29/2023
Lucid Cash Fund USG LLC	9,493	0.3%	5.50%	16	11/16/2023
Lucid Prime Fund, LLC	7,970	0.2%	5.50%	16	11/16/2023
DV Securities, LLC Repo	347	0.0%	5.49%	30	11/30/2023
Total Borrowings	$3,515,760	100.0%	5.50%	19	12/22/2023

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400